AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 6, 2016
TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JUNE 30, 2016

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

(Ticker Symbols: SEKSX, IKSTX, IKTEX)

At a Board meeting held on June 23, 2016 (“Board Meeting”), RiskX Investments, the adviser to the American Independence Kansas Tax-Exempt Bond Fund (the “Kansas Fund”), recommended to the Trustees of the Board that Carret Asset Management LLC (“Carret”) replace Arrivato Asset Management, LLC (“Arrivato”) as the Kansas Fund’s sub-adviser. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the termination of Arrivato, approved the appointment of Carret as sub-adviser to the Kansas Fund, and approved the Form of Sub-Advisory Agreement between RiskX Investments and Carret on behalf of the Kansas Fund, subject to the approval of the Kansas Fund’s shareholders.

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $1.9 billion as of December 31, 2015, including $1.4 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

The Trustees authorized the Trust’s officers to call a special meeting of shareholders, select a record date and meeting date, and prepare and file a proxy statement to approve the new Sub-Advisory Agreement; consequently, shareholders of record will receive a proxy statement in July 2016 containing additional details regarding the proposed Sub-Advisory Agreement and details regarding the special meeting of shareholders. Until such time as the shareholders approve the Sub-Advisory Agreement, the Kansas Fund will be managed by the current portfolio team disclosed in the Prospectus.

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